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                                                                    Exhibit 10.3

     THIS AGREEMENT, dated as of December 4, 2001, (this "Agreement") by and between STEMCELLS, INC., a Delaware corporation (the "Company"), with headquarters located at 3155 Porter Drive, Palo Alto, California 94304, and Millennium Partners, L.P., a Cayman Islands limited partnership (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, the Holder and the Company are parties to those certain subscription agreements, dated as of July 31, 2000 and June 21, 2001 (the "Primary Subscription Agreements"), pursuant to which the Company, among other things, issued to the Holder two Class A Common Stock Purchase Warrants, No. A-1 ("A-1") and No. A-3 ("A-3," and together with A-1, the "Adjustable Warrants"), which constitute all of the outstanding Class A Common Stock Purchase Warrants;

     WHEREAS, the Holder and the Company desire to restructure in part the investment effected pursuant to the Primary Subscription Agreement, as hereinafter set forth, by issuing shares of Common Stock to the Holder pursuant to the Adjustable Warrants, and canceling each of the Adjustable Warrants;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and the Company agree as follows:

     1. AGREEMENT TO RESTRUCTURE.

          (a) The parties hereby agree that A-1 is exercisable on a "cashless exercise" basis as of the date hereof pursuant to Section 1.1(a) of A-1 into 26,101 shares of Common Stock (the "A-1 Warrant Share Number"). The parties hereby further agree that A-3 is exercisable on a "cashless exercise" basis as of the date hereof into 150,000 shares of Common Stock (the "A-3 Warrant Share Number; the sum of the A-1 and A-3 Warrant Share Numbers, 176,101 shares of Common Stock, is the Warrant Share Number").

          (b) The parties agreed that all of such shares of Common Stock shall be considered to be Warrant Shares for purposes of the Registration Rights Agreement.

          (c) The Holder hereby exercises in full A-1 and A-3, on a cashless exercise basis for the Warrant Share Number.

          (d) Upon execution of this Agreement the Company agrees to deliver to the Holder unlegended certificates representing the Warrant Share Number of shares of Common Stock, free and clear of any liens, claims and encumbrances, such certificates to be registered in the name of the Holder or its designee. The Holder shall have all the rights with respect to such delivery as are set forth in Section 2 of the Adjustable Warrant.

          (e) Upon delivery of the shares of Common Stock in accordance with paragraph (d) above, the Holder shall have no further rights under either Adjustable Warrant to

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acquire any additional shares of Common Stock, and the Adjustable Warrants shall be immediately cancelled and of no further effect.

     2. COMPANY REPRESENTATIONS, WARRANTIES, ETC.

     The Company makes the following representations and warranties to the Holder.

          (a) AUTHORIZATION. The shares of Common Stock issuable upon the exercise of A-1 and A-3 have been duly authorized and, upon issuance thereof in accordance with the terms of this Agreement and A-1 and A-3, the shares of Common Stock will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances and shall be covered as securities registered for resale pursuant to the Registration Statement (No. 333-66692), dated August 3, 2001.

          (b) HOLDING PERIOD. For purposes of Rule 144 promulgated under the Securities Act, the Company shall not object to the Holder's position that the shares of Common Stock issuable upon exercise of A-1 and A-3 in cashless exercise transactions in accordance with the terms of this Agreement shall be deemed to have been acquired by the Holder, and the holding period for such shares shall be deemed to have been commenced, on the respective issue dates of A-1, July 31, 2000, and A-3, June 21, 2001.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Holder and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.

                             MILLENNIUM PARTNERS, LP


                             By: /s/ Terry Feeney
                                 -----------------------------
                                Name: Terry Feeney
                                Title: Chief Operating Officer


                             Address: 666 Fifth Avenue
                                      New York, New York  10103
                             Facsimile: (212) 841-6302


                             STEMCELLS, INC.


                             By: /s/ Martin McGlynn
                                 -----------------------------
                                Name: Martin McGlynn
                                Title: President and CEO


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